UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): October 26, 2017

EXTREME NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-25711	77-0430270
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

6480 Via Del Oro

San Jose, California 95119

(Address of principal executive offices)

Registrant's telephone number, including area code:

(408) 579-2800

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On October 30, 2017, Extreme Networks, Inc. (“Extreme” or the “Company”), filed a Current Report on Form 8-K (the “8-K”) disclosing, among other things, that the Company had completed the purchase of the data center switching, routing and analytics business (“SRA Business”) of Brocade Communications Systems, Inc., a Delaware corporation (“Brocade”) pursuant to that certain Asset Purchase Agreement, dated as of October 3, 2017, by and between the Company and Brocade. The 8-K was amended on November 3, 2017 to revise the periods for which mandated financial statements will be required (the “8-K/A” and, together with the 8-K, the “Original 8-K”).

This amendment to the Original 8-K is being filed for the purpose of satisfying the Company’s undertaking to file the pro forma financial information required by Item 9.01 of Form 8-K, and this amendment should be read in conjunction with the Original 8-K. Except as set forth herein, no modifications have been made to information contained in the Original 8-K, and the Company has not updated any information contained therein to reflect events that have occurred since the dates of the Original 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a)

Financial Statements of Business Acquired.

The Statement of Assets Acquired and Liabilities Assumed as of October 27, 2017 (audited) of the SRA Business of Brocade with respect to the Company’s purchase of the SRA Business of Brocade is filed as Exhibit 99.2 to this report and is incorporated herein by reference.

The Statements of Net Revenues and Direct Expenses for the fiscal years ended October 29, 2016, October 31, 2015 and November 1, 2014 (audited) and for the nine-month periods ended July 29, 2017 and July 30, 2016, (unaudited), is filed as Exhibit 99.3 and Exhibit 99.4, respectively, to this report and is incorporated herein by reference.

(b)	Pro Forma Financial Information.

Unaudited pro forma condensed combined financial information with respect to the Company’s purchase of the SRA Business of Brocade is filed as Exhibit 99.5 to this report and incorporated herein by reference.

(c)	Exhibits.

Exhibit No.	Description of Exhibit
10.1*

Third Amendment to the Amended and Restated Credit Agreement, dated as of October 26, 2017, by and among the Company, as borrower, the several banks and other financial institutions or entities party thereto as lenders, and Silicon Valley Bank, as administrative agent and collateral agent.

99.1*	Press Release, dated October 30, 2017.

99.2	The Statement of Assets Acquired and Liabilities Assumed as of October 27, 2017 (audited) of the SRA Business of Brocade with respect to the Company’s purchase of the SRA Business of Brocade.
99.3

The Statements of Net Revenues and Direct Expenses for the fiscal years ended October 29, 2016, October 31, 2015 and November 1, 2014 (audited) of the SRA Business of Brocade with respect to the Company’s purchase of the SRA Business of Brocade.

99.4

The Statements of Net Revenues and Direct Expenses for the nine months ended July 29, 2017 and July 30, 2016, (unaudited) of the SRA Business of Brocade with respect to the Company’s purchase of the SRA Business of Brocade.

99.5

Unaudited pro forma condensed combined financial statements of the Company, which include a pro forma condensed combined balance sheet as of June 30, 2017 and pro forma condensed combined statements of operations for the year ended June 30, 2017 with respect to the Company’s purchase of the SRA Business of Brocade.

99.6	Consent of Independent Registered Public Accounting Firm.
99.7	Consent of Independent Registered Public Accounting Firm.

*Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 12, 2018

EXTREME NETWORKS, INC.

By:	/s/ B. DREW DAVIES
B. Drew Davies
Executive Vice President, Chief Financial Officer (Principal Accounting Officer)